Exhibit 99.1

Shake Shack Announces Fourth Quarter and Fiscal Year 2023 Financial Results
Financial Highlights for the Fourth Quarter 2023:
▪Total revenue of $286.2 million, up 20.0% versus 2022, including $275.8 million of Shack sales and $10.5 million of Licensing revenue.
▪System-wide sales of $442.1 million, up 21.4% versus 2022.
▪Same-Shack sales up 2.8% versus 2022.
▪Operating loss of $1.3 million.
•Shack-level operating profit(1) of $54.6 million, or 19.8% of Shack sales.
▪Net income of $6.8 million.
•Adjusted EBITDA(1) of $31.4 million.
▪Net income attributable to Shake Shack Inc. of $6.8 million, or earnings of $0.15 per diluted share.
•Adjusted pro forma net income(1) of $1.0 million, or earnings of $0.02 per fully exchanged and diluted share.
▪Opened 15 new domestic Company-operated Shacks. Opened 9 new licensed Shacks, including locations in Mexico and Thailand.
Financial Highlights for the Fiscal Year 2023:
▪Total revenue of $1,087.5 million, up 20.8% versus 2022, including $1,046.8 million of Shack sales and $40.7 million of Licensing revenue.
▪System-wide sales of $1,702.1 million, up 23.5% versus 2022.
▪Same-Shack sales up 4.4% versus 2022.
▪Operating income of $5.9 million.
•Shack-level operating profit(1) of $208.2 million, or 19.9% of Shack sales.
▪Net income of $20.5 million.
•Adjusted EBITDA(1) of $131.8 million.
▪Net income attributable to Shake Shack Inc. of $19.8 million, or earnings of $0.47 per diluted share.
•Adjusted pro forma net income(1) of $16.2 million, or earnings of $0.37 per fully exchanged and diluted share.
▪Opened 41 new domestic Company-operated Shacks. Opened 44 new licensed Shacks, including locations in Thailand and Bahamas.
NEW YORK, NY (Business Wire) — February 15, 2024 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the fourth quarter and the fiscal year ended December 27, 2023 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q4 2023 Shareholder Letter.
Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Randy Garutti, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until February 22, 2024 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13743295.
The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.
As previously announced, the Company will restate its financial statements for the fiscal years 2022 and 2021. The Company anticipates filing its Annual Report on Form 10-K for fiscal 2023 on a timely basis prior to the deadline. The unaudited financial statements set forth below for fiscal 2023 and 2022 give effect to the previously announced adjustments to the Company’s accounting for state tax depreciation.

(1)Shack-level operating profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1

About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 510 locations system-wide, including over 330 in 33 U.S. States and the District of Columbia, and over 180 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com
Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, deferred lease costs, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	December 27 2023	December 28 2022**
ASSETS
Current assets
Cash and cash equivalents	$224,653	$230,521
Marketable securities	68,561	80,707
Accounts receivable, net	16,847	13,877
Inventories	5,404	4,184
Prepaid expenses and other current assets	18,967	14,699
Total current assets	334,432	343,988
Property and equipment, net of accumulated depreciation of $376,760 and $290,362, respectively	530,995	467,031
Operating lease assets	398,595	367,488
Deferred income taxes, net	325,840	317,719
Other assets	15,926	15,817
TOTAL ASSETS	$1,605,788	$1,512,043
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$22,273	$20,407
Accrued expenses	54,737	47,945
Accrued wages and related liabilities	20,945	17,576
Operating lease liabilities, current	49,004	42,238
Other current liabilities	17,103	19,552
Total current liabilities	164,062	147,718
Long-term debt	245,636	244,589
Long-term operating lease liabilities	464,832	427,227
Liabilities under tax receivable agreement, net of current portion	235,613	234,893
Other long-term liabilities	26,638	20,687
Total liabilities	1,136,781	1,075,114
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of December 27, 2023 and December 28, 2022.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 39,474,315 and 39,284,998 shares issued and outstanding as of December 27, 2023 and December 28, 2022, respectively.	39	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,834,513 and 2,869,513 shares issued and outstanding as of December 27, 2023 and December 28, 2022, respectively.	3	3
Additional paid-in capital	426,602	415,649
Retained earnings (accumulated deficit)	16,413	(3,394)
Accumulated other comprehensive loss	(3)	—
Total stockholders' equity attributable to Shake Shack Inc.	443,054	412,297
Non-controlling interests	25,953	24,632
Total equity	469,007	436,929
TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,605,788	$1,512,043
**As previously disclosed, in connection with the preparation of the financial statements for the fiscal year ended December 27, 2023, management identified an error with the accounting for the deferred tax asset associated with the investment in SSE Holdings, LLC. The following adjustments have been made to the financial information for fiscal 2022: a cumulative adjustment to fiscal 2022 opening retained earnings of approximately $14.2 million, a decrease in income tax expense of approximately $3.0 million for the thirteen and fifty-two weeks ended December 28, 2022 and an increase in the fiscal 2022 deferred tax asset balance of approximately $17.2 million.

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended				Fifty-Two Weeks Ended
	December 27 2023		December 28 2022**		December 27 2023		December 28 2022**
Shack sales	$275,775	96.3%	$229,924	96.4%	$1,046,819	96.3%	$869,270	96.5%
Licensing revenue	10,468	3.7%	8,605	3.6%	40,714	3.7%	31,216	3.5%
TOTAL REVENUE	286,243	100.0%	238,529	100.0%	1,087,533	100.0%	900,486	100.0%
Shack-level operating expenses(1):
Food and paper costs	80,289	29.1%	67,939	29.5%	305,041	29.1%	261,584	30.1%
Labor and related expenses	78,599	28.5%	66,404	28.9%	304,254	29.1%	257,358	29.6%
Other operating expenses(2)	41,097	14.9%	33,648	14.6%	149,449	14.3%	129,650	14.9%
Occupancy and related expenses	21,162	7.7%	18,238	7.9%	79,846	7.6%	68,508	7.9%
General and administrative expenses(2)	35,816	12.5%	32,205	13.5%	129,542	11.9%	120,009	13.3%
Depreciation and amortization expense	24,538	8.6%	19,207	8.1%	91,242	8.4%	72,796	8.1%
Pre-opening costs	5,128	1.8%	6,474	2.7%	19,231	1.8%	15,050	1.7%
Impairment and loss on disposal of assets	909	0.3%	728	0.3%	3,007	0.3%	2,425	0.3%
TOTAL EXPENSES	287,538	100.5%	244,843	102.6%	1,081,612	99.5%	927,380	103.0%
INCOME (LOSS) FROM OPERATIONS	(1,295)	(0.5)%	(6,314)	(2.6)%	5,921	0.5%	(26,894)	(3.0)%
Other income, net	3,271	1.1%	2,396	1.0%	12,776	1.2%	4,127	0.5%
Interest expense	(476)	(0.2)%	(373)	(0.2)%	(1,717)	(0.2)%	(1,518)	(0.2)%
INCOME (LOSS) BEFORE INCOME TAXES	1,500	0.5%	(4,291)	(1.8)%	16,980	1.6%	(24,285)	(2.7)%
Income tax expense (benefit)	(5,296)	(1.9)%	3,825	1.6%	(3,553)	(0.3)%	(1,273)	(0.1)%
NET INCOME (LOSS)	6,796	2.4%	(8,116)	(3.4)%	20,533	1.9%	(23,012)	(2.6)%
Less: Net income (loss) attributable to non-controlling interests	30	—%	(354)	(0.1)%	726	0.1%	(1,876)	(0.2)%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$6,766	2.4%	$(7,762)	(3.3)%	$19,807	1.8%	$(21,136)	(2.3)%

Earnings (loss) per share of Class A common stock:
Basic	$0.17		$(0.20)		$0.50		$(0.54)
Diluted	$0.15		$(0.20)		$0.47		$(0.54)
Weighted-average shares of Class A common stock outstanding:
Basic	39,470		39,283		39,419		39,237
Diluted	43,944		39,283		43,899		39,237

(1)As a percentage of Shack sales.
(2)The Company has elected to reclassify certain marketing expenses from Other operating expenses to General and administrative expenses for the thirteen and fifty-two weeks ended December 27, 2023. The prior periods have been updated to conform with the current year presentation. The reclassification does not have a material impact on our results.
**As previously disclosed, in connection with the preparation of the financial statements for the fiscal year ended December 27, 2023, management identified an error with the accounting for the deferred tax asset associated with the investment in SSE Holdings, LLC. The following adjustments have been made to the financial information for fiscal 2022: a cumulative adjustment to fiscal 2022 opening retained earnings of approximately $14.2 million, a decrease in income tax expense of approximately $3.0 million for the thirteen and fifty-two weeks ended December 28, 2022 and an increase in the fiscal 2022 deferred tax asset balance of approximately $17.2 million.

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Fifty-Two Weeks Ended
	December 27 2023	December 28 2022**
OPERATING ACTIVITIES
Net income (loss) (including amounts attributable to non-controlling interests)	$20,533	$(23,012)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	91,242	72,796
Amortization of debt issuance costs	1,047	1,047
Amortization of cloud computing asset	1,798	1,500
Non-cash operating lease cost	67,781	58,801
Equity-based compensation	14,888	13,326
Deferred income taxes	(8,613)	(6,312)
Non-cash interest expense	116	218
Gain on sale of marketable securities	(81)	—
Net amortization of discount on held-to-maturity securities	(1,620)	—
Impairment and loss on disposal of assets	3,007	2,425
Unrealized loss on equity securities	—	158
Changes in operating assets and liabilities:
Accounts receivable	(2,970)	9,139
Inventories	(1,220)	(334)
Prepaid expenses and other current assets	(2,253)	(2,473)
Other assets	(6,307)	(8,065)
Accounts payable	687	3,541
Accrued expenses	9,508	4,707
Accrued wages and related liabilities	3,328	2,859
Other current liabilities	(2,809)	8,541
Operating lease liabilities	(58,214)	(61,364)
Other long-term liabilities	2,291	(756)
NET CASH PROVIDED BY OPERATING ACTIVITIES	132,139	76,742
INVESTING ACTIVITIES
Purchases of property and equipment	(146,167)	(142,559)
Purchases of held-to-maturity securities	(94,019)	—
Maturities of held-to-maturity securities	27,078	—
Purchases of equity securities	(690)	(865)
Sales of equity securities	81,478	—
NET CASH USED IN INVESTING ACTIVITIES	(132,320)	(143,424)
FINANCING ACTIVITIES
Payments on principal of finance leases	(3,272)	(2,974)
Distributions paid to non-controlling interest holders	(162)	(410)
Net proceeds from stock option exercises	744	424
Employee withholding taxes related to net settled equity awards	(2,994)	(2,242)
NET CASH USED IN FINANCING ACTIVITIES	(5,684)	(5,202)
Effect of exchange rate changes on cash and cash equivalents	(3)	(1)
DECREASE IN CASH AND CASH EQUIVALENTS	(5,868)	(71,885)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	230,521	302,406
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$224,653	$230,521
**As previously disclosed, in connection with the preparation of the financial statements for the fiscal year ended December 27, 2023, management identified an error with the accounting for the deferred tax asset associated with the investment in SSE Holdings, LLC. The following adjustments have been made to the financial information for fiscal 2022: a cumulative adjustment to fiscal 2022 opening retained earnings of approximately $14.2 million, a decrease in income tax expense of approximately $3.0 million for the thirteen and fifty-two weeks ended December 28, 2022 and an increase in the fiscal 2022 deferred tax asset balance of approximately $17.2 million.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the Consolidated Financial Statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company uses the following non-GAAP financial measures: Shack-level operating profit, Shack-level operating profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Shack-Level Operating Profit
Shack-level operating profit, also referred to as restaurant profit, is defined as Shack sales less Shack-level operating expenses which include Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate team member compensation as it serves as a metric in certain performance-based team member bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to Income (loss) from operations, the most directly comparable GAAP financial measure, is as follows.

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(dollar amounts in thousands)	December 27 2023	December 28 2022	December 27 2023	December 28 2022
Income (loss) from operations	$(1,295)	$(6,314)	$5,921	$(26,894)
Less:
Licensing revenue	10,468	8,605	40,714	31,216
Add:
General and administrative expenses(1)	35,816	32,205	129,542	120,009
Depreciation and amortization expense	24,538	19,207	91,242	72,796
Pre-opening costs	5,128	6,474	19,231	15,050
Impairment and loss on disposal of assets(2)	909	728	3,007	2,425
Shack-level operating profit	$54,628	$43,695	$208,229	$152,170

Total revenue	$286,243	$238,529	$1,087,533	$900,486
Less: Licensing revenue	10,468	8,605	40,714	31,216
Shack sales	$275,775	$229,924	$1,046,819	$869,270

Shack-level operating profit margin(3,4)	19.8%	19.0%	19.9%	17.5%

(1)Certain marketing expenses have been reclassified from Other operating expenses to General and administrative expenses in the prior year to conform with the current year presentation. The reclassification does not have a material impact on our results.
(2)For the thirteen and fifty-two weeks ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(3)For the fifty-two weeks ended December 28, 2022, Shack-level operating profit margin includes a $1.3 million cumulative catch-up adjustment for gift card breakage income, recognized in Shack sales.
(4)As a percentage of Shack sales.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA is defined as Net income (loss) before Interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
During the fiscal year ended December 27, 2023, the Company revised its definition of Adjusted EBITDA to exclude deferred lease costs and executive transition costs as adjustments to the measure. The Company believes excluding both of these items improves the usefulness of Adjusted EBITDA as these items are characteristic of the Company’s ongoing operations and such presentation is consistent with other companies in the restaurant industry. Previously reported periods have been revised to conform to the current period presentation.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to Net income (loss), the most directly comparable GAAP measure, is as follows.

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(dollar amounts in thousands)	December 27 2023	December 28 2022**	December 27 2023	December 28 2022**
Net income (loss)	$6,796	$(8,116)	$20,533	$(23,012)
Depreciation and amortization expense	24,538	19,207	91,242	72,796
Interest (income) expense, net	(562)	373	(726)	1,518
Income tax expense (benefit)	(5,296)	3,825	(3,553)	(1,273)
EBITDA	25,476	15,289	107,496	50,029

Equity-based compensation	3,668	3,171	15,093	13,326
Amortization of cloud-based software implementation costs	478	420	1,798	1,500
Impairment and loss on disposal of assets(1)	909	728	3,007	2,425
Legal settlements(2)	(385)	(40)	619	6,710
Severance	—	—	211	—
CEO transition costs	206	—	206	—
Gift card breakage cumulative catch-up adjustment	—	—	—	(1,281)
Other(3)	1,065	—	3,386	—
Adjusted EBITDA	$31,417	$19,568	$131,816	$72,709

Adjusted EBITDA margin(4)	11.0%	8.2%	12.1%	8.1%

(1)For the thirteen and fifty-two weeks ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(2)Expenses incurred to establish accruals related to the settlements of legal matters.
(3)Related to professional fees for a non-recurring matter.
(4)Calculated as a percentage of total revenue, which was $286.2 million and $1,087.5 million for the thirteen and fifty-two weeks ended December 27, 2023, respectively, and $238.5 million and $900.5 million for the thirteen and fifty-two weeks ended December 28, 2022, respectively.

**As previously disclosed, in connection with the preparation of the financial statements for the fiscal year ended December 27, 2023, management identified an error with the accounting for the deferred tax asset associated with the investment in SSE Holdings, LLC. The following adjustments have been made to the financial information for fiscal 2022: a cumulative adjustment to fiscal 2022 opening retained earnings of approximately $14.2 million, a decrease in income tax expense of approximately $3.0 million for the thirteen and fifty-two weeks ended December 28, 2022 and an increase in the fiscal 2022 deferred tax asset balance of approximately $17.2 million.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income (Loss) and Adjusted Pro Forma Earnings (Loss) Per Fully Exchanged and Diluted Share
Adjusted pro forma net income (loss) represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings (loss) per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income (loss) by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
During the fiscal year ended December 27, 2023 , the Company revised its definition of Adjusted Pro Forma Net Income to exclude executive transition costs as an adjustment to the measure. Previously reported periods have been revised to conform to the current period presentation. See "EBITDA and Adjusted EBITDA" above for additional information.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period-over-period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income (loss) attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should not be considered alternatives to Net income (loss) and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings (loss) attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income (loss) attributable to Shake Shack Inc. Adjusted pro forma net income (loss) and adjusted pro forma earnings (loss) per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma net income (loss) to Net income (loss) attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings (loss) per fully exchanged and diluted share are set forth below.

Exhibit 99.1

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(in thousands, except per share amounts)	December 27 2023	December 28 2022**	December 27 2023	December 28 2022**
Numerator:
Net income (loss) attributable to Shake Shack Inc.	$6,766	$(7,762)	$19,807	$(21,136)
Adjustments:
Reallocation of Net income (loss) attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	30	(354)	726	(1,876)
Legal settlements	(385)	(40)	619	6,710
Gift card breakage cumulative catch-up adjustment	—	—	—	(1,281)
Asset impairment charge(2)	—	99	—	99
Severance	—	—	211	—
CEO transition costs	206	—	206	—
Other(3)	1,065	—	3,386	—
Tax impact of above adjustments(4)	(6,651)	5,465	(8,797)	4,543
Adjusted pro forma net income (loss)	$1,031	$(2,592)	$16,158	$(12,941)

Denominator:
Weighted-average shares of Class A common stock outstanding—diluted	43,944	39,283	43,899	39,237
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	2,870	—	2,892
Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted	43,944	42,153	43,899	42,129

Adjusted pro forma loss per fully exchanged share—diluted	$0.02	$(0.06)	$0.37	$(0.31)

	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	December 27 2023	December 28 2022**	December 27 2023	December 28 2022**
Earnings (loss) per share of Class A common stock—diluted	$0.15	$(0.20)	$0.47	$(0.54)
Assumed exchange of LLC Interests for shares of Class A common stock(1)	—	0.01	—	(0.01)
Non-GAAP adjustments(5)	(0.13)	0.13	(0.10)	0.24
Adjusted pro forma earnings (loss) per fully exchanged share—diluted	$0.02	$(0.06)	$0.37	$(0.31)

(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests. For the thirteen and fifty-two weeks ended December 27, 2023, this exchange is included in weighted-average shares of Class A common stock outstanding-diluted and therefore no additional share and per share adjustments are required.
(2)For the thirteen and fifty-two weeks ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(3)Related to professional fees for a non-recurring matter.
(4)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 56.8% and 24.5% for the thirteen and fifty-two weeks ended December 27, 2023, respectively, and 38.8% and 31.0% for the thirteen and fifty-two weeks ended December 28, 2022, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(5)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted Pro Forma Net Income (Loss) above for additional information.

**As previously disclosed, in connection with the preparation of the financial statements for the fiscal year ended December 27, 2023, management identified an error with the accounting for the deferred tax asset associated with the investment in SSE Holdings, LLC. The following adjustments have been made to the financial information for fiscal 2022: a cumulative adjustment to fiscal 2022 opening retained earnings of approximately $14.2 million, a decrease in income tax expense of approximately $3.0 million for the thirteen and fifty-two weeks ended December 28, 2022 and an increase in the fiscal 2022 deferred tax asset balance of approximately $17.2 million.